AMENDMENT  No.  8  dated  as of  June  16,  2000  (this
                    "Amendment"), to the Credit Agreement dated as of March 6, 1998, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), certain foreign subsidiaries of Terex (the "Subsidiary Borrowers" and, together with Terex, the "Borrowers"), the LENDERS, the ISSUING BANKS and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Terex and the other Borrowers have requested that certain provisions of the Credit Agreement be amended in the form hereof.

                  C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to Credit Agreement. (a) The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical positions:

          "Euro" shall mean the single currency of the European Union as constituted by the Treaty on European Union.

          "European Borrower" shall mean Finco, but only following its accession to this Agreement pursuant to the terms of Section 9.22.

          "Finco" shall mean Terex International Financial Services Company, a company incorporated under the laws of the Republic of Ireland.

          "Foreign Subsidiary Issuer" shall mean any Foreign Subsidiary, 65% or more of the equity interest in which has been pledged to secure the Obligations pursuant to the Pledge Agreement.

          "Second-Tier Foreign Subsidiary" shall mean any Foreign Subsidiary that is not a Foreign Subsidiary Issuer or a Special Purpose Foreign Holding Subsidiary.

          "Special Purpose Foreign Holding Subsidiary" shall mean (a) any Foreign Subsidiary Issuer that does not engage in any trade or business or otherwise conduct any business activity other than (i) the ownership of any Foreign Subsidiary and activities incidental to such ownership, (ii) the incurrence of Indebtedness permitted by Section 6.01 and (iii) the making of investments, loans and advances permitted by Section 6.04 or (b) any direct and wholly owned subsidiary of a Special Purpose Foreign Holding Subsidiary as defined in clause (a) of this definition if such direct and wholly owned subsidiary does not engage in any trade or business or otherwise conduct any business activity, other than (i) the ownership of any Foreign Subsidiary and activities incidental to such ownership, (ii) the incurrence of Indebtedness permitted by Section 6.01 and (iii) the making of investments, loans and advances permitted by Section 6.04.

                  (b) The following definition in Section 1.01 is hereby amended to read in its entirety as follows:

          "Subsidiary Borrowers" shall mean, collectively, (a) the Scottish Borrower, (b) the French Borrower, (c) the Australian Borrower, (d) the Italian Borrower, (e) the German Borrower, (f) after its accession to this Agreement pursuant to Section 9.20, the Irish Borrower, and (g) after its accession to this Agreement pursuant to Section 9.22, the European Borrower.

                  (c) Section 2.01 of the Credit Agreement is hereby amended by inserting the phrase ", in Euros (in the case of the European Borrower)" immediately after the words "Pounds (in the case of the Scottish Borrower, the Irish Borrower and the European Borrower)" in clause (c) of the first sentence of such Section.

                  (d) Section 6.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that (i) any Borrower and any Subsidiary (other than an Inactive Subsidiary or Finsub) may purchase and sell inventory in the ordinary course of business, (ii)(A) Terex and any Subsidiary (other than an Inactive Subsidiary) may sell Program Receivables to Finsub and (B) Finsub may sell Program Receivables pursuant to the Receivables Program Documentation and (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (A) any wholly owned Subsidiary (other than Finsub) may merge into Terex in a transaction in which Terex is the surviving corporation, (B) any wholly owned Subsidiary (other than Finsub) may merge into or consolidate with any other wholly owned Subsidiary in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than Terex or a wholly owned Subsidiary receives any consideration; provided that, if either of the wholly owned Subsidiaries party to such merger or consolidation is a Guarantor, then the surviving entity shall be or become a Guarantor, (C) in connection with any Permitted Acquisition pursuant to Section 6.04(d), Terex or any wholly owned Subsidiary may acquire or merge into or consolidate with any entity acquired pursuant to such Permitted Acquisition in a transaction in which the surviving entity is Terex or a wholly owned Subsidiary; provided that, (x) if Terex is a party to such merger or consolidation, Terex shall be the surviving corporation, and (y) if any wholly owned Subsidiary that is a Guarantor merges into or consolidates with any entity acquired pursuant to such Permitted Acquisition, then the surviving entity shall be or become a Guarantor, (D) Terex may contribute, or otherwise transfer, all of the equity in the Scottish Borrower (other than directors' qualifying shares) to UK Holdings, (E) Terex or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Domestic Subsidiary to Terex or to any wholly owned Domestic Subsidiary where no person other than Terex or a wholly owned Subsidiary receives any consideration; provided that, if (x) such capital stock or such assets being transferred is capital stock of, or assets of, a Guarantor, then the recipient thereof shall be or become a Guarantor, and (y) if the transferor of such capital stock or such assets is a Guarantor, then the recipient thereof shall be or become a Guarantor,
         (F) Terex or any Subsidiary may transfer not less than 100% of the capital stock of a Foreign Subsidiary Issuer to any Special Purpose Foreign Holding Subsidiary where no person other than Terex or a wholly owned Subsidiary receives any consideration, (G) any Second-Tier Foreign Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Second-Tier Foreign Subsidiary to Terex or any wholly owned Subsidiary where no person other than Terex or a wholly owned Subsidiary receives any consideration and (H) Terex or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Second-Tier Foreign Subsidiary to any Special Purpose Foreign Holding Subsidiary or any Foreign Subsidiary Issuer where no person other than Terex or a wholly owned subsidiary receives any consideration.

                  (e) Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 6.08. Business of Borrowers and Subsidiaries. Engage at any time in any business or business activity other than the Related Business; provided, however, that (a) UK Holdings shall not engage in any trade or business, or otherwise conduct any business activity, other than the ownership of any Foreign Subsidiary and activities incidental to such ownership, (b) Finsub shall not engage in any trade or business, or otherwise conduct any business activity, other than the performance of its obligations pursuant to the Receivables Program and other incidental activities and (c) each Special Purpose Foreign Holding Subsidiary shall not engage in any trade or business, or otherwise conduct any business activity, other than as permitted by the definition of Special Purpose Foreign Holding Subsidiary.

                  (f) A new Section 9.22 is hereby inserted into the Credit Agreement after Section 9.21 and shall read as follows:

                  SECTION 9.22. European Borrower. Terex may designate Finco to be a Subsidiary Borrower under this Agreement by delivering a written notice to the Administrative Agent together with (i) an accession agreement satisfactory to the Administrative Agent and duly executed by

         Terex and Finco, (ii) upon request of the Administrative Agent, a guarantee agreement reasonably satisfactory to the Administrative Agent and duly executed by the Scottish Borrower, the Irish Borrower and Finco, in which the parties thereto guarantee each other's obligations hereunder, and (iii) an opinion of counsel reasonably satisfactory to the Administrative Agent. Upon the execution of such accession agreement by the Administrative Agent, Finco shall become the European Borrower under this Agreement with all of the rights and obligations of a Borrower hereunder.

                  SECTION 2. Schedule 2.01(b). Schedule 2.01(b) to the Credit Agreement is hereby replaced with Schedule 2.01(b) hereto.

                  SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the effective date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 4. Effectiveness. This Amendment shall become effective as of the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of each of the Borrowers and the Required Lenders under each Credit Agreement.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                       TEREX CORPORATION,

                             by /s/ Ronald M. DeFeo



                                   Name:  Ronald M. DeFeo
                                   Title: President, Chief Executive Officer


                       TEREX EQUIPMENT LIMITED,

                             by /s/ Fergus Baillie



                                   Name:  Fergus Baillie
                                   Title: Finance Director, Director

                       P.P.M.S.A.S.,

                             by /s/  Ronald M. DeFeo


                                   Name:   Ronald M. DeFeo
                                   Title:  Director


                       TEREX MINING (AUSTRALIA) PTY. LTD.,
                       (f/k/a UNIT RIG (AUSTRALIA) PTY. LTD.),

                             by /s/ Ronald M. DeFeo


                                   Name:   Ronald M. DeFeo
                                   Title:  Director

                       TEREX ITALIA S.R.L.,

                             by   /s/ Filip Filipov


                                   Name:  Filip Filipov
                                   Title: Director

                       PICADILLY MASCHINENHANDEL
                       GMBH & CO. KG,

                                   PPM Deutchland GmbH, as general partner
                             by   /s/ Joseph F. Apuzzo


                                   Name:  Joseph F. Apuzzo
                                   Title: Managing Director

                       CREDIT SUISSE FIRST BOSTON,
                       individually and as Administrative
                       Agent, Collateral Agent and
                       Swingline Lender,

                             by /s/ Bill O'Daly

                                   Name:  Bill O'Daly
                                   Title: Vice President

                             by /s/ Julia P. Kingsbury


                                   Name:  Julia P. Kingsbury
                                   Title: Vice President

                                                       FORM OF SIGNATURE PAGE TO
                                                             AMENDMENT NO. 8 TO
                                                             CREDIT AGREEMENT




To approve the Amendment:

                           Name of Institution:_________________________________



                                       by  _____________________________________
                                          Name:
                                          Title:

                                Schedule 2.01(b)

            Sublimits for Alternative Currency Extensions of Credit1


--------------------------------------------------------------------------------
                                               Dollar Equivalent Sublimit
                                       -----------------------------------------
                                        Revolving Credit2  Tranche A Term Loans3
 Borrower               Currency           Exposure
--------------------------------------------------------------------------------


Scottish Borrower        GBP               $20,000,000            $12,000,000
--------------------------------------------------------------------------------

French Borrower        Ffr/Euro            $17,500,000            $20,000,000
--------------------------------------------------------------------------------

Australian Borrower  Australian Dollars    $25,000,000                 -0-
--------------------------------------------------------------------------------

Italian Borrower       Lit/Euro            $10,000,000                 -0-
--------------------------------------------------------------------------------

German Borrower         DM/Euro            $25,000,000            $48,000,000
--------------------------------------------------------------------------------

Irish Borrower           GPB               $10,000,000                 -0-
--------------------------------------------------------------------------------

European Borrower       Euro/GBP           $75,000,000                 -0-
--------------------------------------------------------------------------------


Maximum permitted
Revolving Credit      Any currency other
Exposure to all        than dollars        $85,000,000               ---
Borrowers in any      and Australian
currency other than       Dollars
in dollars or
Australian Dollars.
--------------------------------------------------------------------------------




--------

1 The aggregate Revolving Credit Exposure in all currencies other than dollars and Australian Dollars shall at no time exceed the Dollar Equivalent of $85,000,000. Within the limitation contained in the previous sentence, each of the Borrowers listed in the table may borrow in the specified currencies up to the aggregate limit set forth opposite its name.

2 Expressed as the maximum aggregate Revolving Credit Exposure to the applicable Borrower permitted at any time.

3 Tranche A Term Loans originally funded in an Alternative Currency remain denominated in such Alternative Currency, except to the extent such Alternative Currency was or is in the future replaced by the Euro.